AB Concentrated Growth Fund

Portfolio of Investments

September 30, 2025 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 41.2%
Communications Equipment – 3.3%
Motorola Solutions, Inc.	52,971	$24,223,108

Electronic Equipment, Instruments & Components – 8.1%
Amphenol Corp. - Class A	476,457	58,961,554

IT Services – 2.1%
Gartner, Inc.(a)	58,349	15,338,202

Semiconductors & Semiconductor Equipment – 4.6%
NVIDIA Corp.	178,391	33,284,193

Software – 23.1%
Cadence Design Systems, Inc.(a)	111,278	39,087,510
Fair Isaac Corp.(a)	16,838	25,198,572
Microsoft Corp.	137,144	71,033,735
Roper Technologies, Inc.	66,992	33,408,241

		168,728,058

		300,535,115

Financials – 17.4%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	365,326	34,877,673

Financial Services – 9.1%
Mastercard, Inc. - Class A	117,014	66,558,734

Insurance – 3.5%
Arthur J Gallagher & Co.	82,072	25,420,981

		126,857,388

Industrials – 13.4%
Commercial Services & Supplies – 2.0%
Cintas Corp.	72,485	14,878,271

Electrical Equipment – 7.0%
Eaton Corp. PLC	136,307	51,012,895

Professional Services – 4.4%
Automatic Data Processing, Inc.	107,840	31,651,040

		97,542,206

Consumer Discretionary – 12.3%
Broadline Retail – 9.2%
Amazon.com, Inc.(a)	304,605	66,882,120

Specialty Retail – 3.1%
TJX Cos., Inc. (The)	158,524	22,913,059

		89,795,179

Health Care – 11.5%
Health Care Equipment & Supplies – 3.7%
Cooper Cos., Inc. (The)(a)	396,091	27,155,999

Life Sciences Tools & Services – 4.8%
IQVIA Holdings, Inc.(a)	184,040	34,956,557

Pharmaceuticals – 3.0%
Zoetis, Inc.	147,509	21,583,517

		83,696,073

Company	Shares	U.S. $ Value

Materials – 3.6%
Chemicals – 3.6%
Ecolab, Inc.	94,434	$25,861,695

Total Common Stocks (cost $423,484,104)		724,287,656

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.97%(b) (c) (d) (cost $5,263,033)	5,263,033	5,263,033

Total Investments – 100.1% (cost $428,747,137)(e)		729,550,689
Other assets less liabilities – (0.1)%		(747,519)

Net Assets – 100.0%		$728,803,170

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield as of period end.
(c)	Affiliated investments.
(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)

As of September 30, 2025, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $317,205,651 and gross unrealized depreciation of investments was $(16,402,099), resulting in net unrealized appreciation of $300,803,552.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

AB Concentrated Growth Fund

September 30, 2025 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2025:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$724,287,656	$—	$—	$724,287,656
Short-Term Investments	5,263,033	—	—	5,263,033

Total Investments in Securities	729,550,689	—	—	729,550,689
Other Financial Instruments(b)	—	—	—	—

Total	$729,550,689	$—	$—	$729,550,689

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2025 is as follows:

Fund	Market Value 06/30/2025 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 09/30/2025 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$7,161	$38,480	$40,378	$5,263	$72

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